Exhibit 13.2

Certification by the Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Xunlei Limited (the “Company”) on Form 20-F for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tao Thomas Wu, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 21, 2016

By:	/s/ Tao Thomas Wu
	Name:	Tao Thomas Wu
	Title:	Chief Financial Officer